Exhibit 99.1

APPLIED MATERIALS ANNOUNCES THIRD QUARTER 2020 RESULTS

•Quarterly revenue of $4.40 billion, up 23 percent year over year
•GAAP EPS of $0.91 and non-GAAP EPS of $1.06, up 49 percent and 43 percent year over year, respectively
•Returned $402 million to shareholders

SANTA CLARA, Calif., Aug. 13, 2020 — Applied Materials, Inc. (NASDAQ: AMAT) today reported results for its third quarter ended July 26, 2020.
Third Quarter Results
Applied generated revenue of $4.40 billion. On a GAAP basis, the company recorded gross margin of 44.5 percent, operating income of $1.11 billion or 25.2 percent of net sales, and earnings per share (EPS) of $0.91.
On a non-GAAP adjusted basis, the company reported gross margin of 45.0 percent, operating income of $1.16 billion or 26.4 percent of net sales, and EPS of $1.06.
The company returned $402 million to shareholders including $200 million in share repurchases and dividends of $202 million.
“Thanks to the hard work and agility of our employees and suppliers, Applied Materials is operating at pre-COVID levels of productivity and delivering outstanding financial results,” said Gary Dickerson, president and CEO. “By addressing our customers’ highest value problems, Applied is outperforming today and is positioned to grow faster than our markets over the next several years.”

Applied Materials, Inc.

Quarterly Results Summary

	Q3 FY2020	Q3 FY2019	Change
	(In millions, except per share amounts and percentages)
Net sales	$4,395	$3,562	23%
Gross margin	44.5%	43.7%	0.8 points
Operating margin	25.2%	22.5%	2.7 points
Net income	$841	$571	47%
Diluted earnings per share	$0.91	$0.61	49%
Non-GAAP Adjusted Results
Non-GAAP adjusted gross margin	45.0%	44.0%	1.0 points
Non-GAAP adjusted operating margin	26.4%	23.0%	3.4 points
Non-GAAP adjusted net income	$976	$692	41%
Non-GAAP adjusted diluted EPS	$1.06	$0.74	43%

A reconciliation of the GAAP and non-GAAP adjusted results is provided in the financial tables included in this release. See also “Use of Non-GAAP Adjusted Financial Measures” section.

Applied Materials, Inc.

Business Outlook
In the fourth quarter of fiscal 2020, Applied expects net sales to be approximately $4.60 billion, plus or minus $200 million. Non-GAAP adjusted diluted EPS is expected to be in the range of $1.11 to $1.23.
This outlook for non-GAAP adjusted diluted EPS excludes known charges related to completed acquisitions of $0.01 per share, includes the normalized tax benefit of share-based compensation of $0.02 per share and a net income tax benefit related to intra-entity intangible asset transfers of $0.02 per share, but does not reflect any items that are unknown at this time, such as any additional charges related to acquisitions or other non-operational or unusual items, as well as other tax related items, which we are not able to predict without unreasonable efforts due to their inherent uncertainty.

Third Quarter Reportable Segment Information

Semiconductor Systems	Q3 FY2020	Q3 FY2019
	(In millions, except percentages)
Net sales	$2,916	$2,273
Foundry, logic and other	55%	49%
DRAM	22%	27%
Flash memory	23%	24%
Operating income	958	613
Operating margin	32.9%	27.0%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$982	$624
Non-GAAP adjusted operating margin	33.7%	27.5%

Applied Global Services	Q3 FY2020	Q3 FY2019
	(In millions, except percentages)
Net sales	$1,034	$931
Operating income	273	259
Operating margin	26.4%	27.8%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$277	$259
Non-GAAP adjusted operating margin	26.8%	27.8%

Applied Materials, Inc.

Display and Adjacent Markets	Q3 FY2020	Q3 FY2019
	(In millions, except percentages)
Net sales	$425	$339
Operating income	83	41
Operating margin	19.5%	12.1%
Non-GAAP Adjusted Results
Non-GAAP adjusted operating income	$87	$44
Non-GAAP adjusted operating margin	20.5%	13.0%

Use of Non-GAAP Adjusted Financial Measures

Applied provides investors with certain non-GAAP adjusted financial measures, which are adjusted for the impact of certain costs, expenses, gains and losses, including certain items related to mergers and acquisitions; restructuring charges and any associated adjustments; certain incremental expenses related to COVID-19; impairments of assets, or investments; gain or loss on sale of strategic investments; loss on early extinguishment of debt; certain income tax items and other discrete adjustments. On a non-GAAP basis, the tax effect related to share-based compensation is recognized ratably over the fiscal year. Additionally, non-GAAP results exclude estimated discrete income tax expense items associated with U.S. tax legislation. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included in this release.
Management uses these non-GAAP adjusted financial measures to evaluate the company’s operating and financial performance and for planning purposes, and as performance measures in its executive compensation program. Applied believes these measures enhance an overall understanding of its performance and investors’ ability to review the company’s business from the same perspective as the company’s management, and facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Applied's ongoing operating performance. There are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, may be different from non-GAAP financial measures used by other companies, and may exclude certain items that may have a material impact upon our reported financial results. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP.
Webcast Information
Applied Materials will discuss these results during an earnings call that begins at 1:30 p.m. Pacific Time today. A live webcast and related slide presentation will be available at www.appliedmaterials.com. A replay will be available on the website beginning at 5:00 p.m. Pacific Time today.

Applied Materials, Inc.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, technology transitions, our business and financial performance and market share positions, our capital allocation, our investment and growth strategies, our development of new products and technologies, our business outlook for the fourth quarter of fiscal 2020 and beyond, the impact of the COVID-19 pandemic and responses thereto on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; the effects of regional or global health epidemics, including the severity and duration of the COVID-19 pandemic; global trade issues and changes in trade and export license policies, including the impact of the rules published by the U.S. Department of Commerce on April 28, 2020 and May 15, 2020 relating to certain export license requirements; consumer demand for electronic products; the demand for semiconductors; customers’ technology and capacity requirements; the introduction of new and innovative technologies, and the timing of technology transitions; our ability to develop, deliver and support new products and technologies; the concentrated nature of our customer base;  changes in income tax laws; our ability to expand our current markets, increase market share and develop new markets; market acceptance of existing and newly developed products; our ability to obtain and protect intellectual property rights in key technologies; our ability to achieve the objectives of operational and strategic initiatives, align our resources and cost structure with business conditions, and attract, motivate and retain key employees; the variability of operating expenses and results among products and segments, and our ability to accurately forecast future results, market conditions, customer requirements and business needs; and other risks and uncertainties described in our SEC filings, including our recent Forms 10-Q and 8-K. All forward-looking statements are based on management’s current estimates, projections and assumptions, and we assume no obligation to update them.

About Applied Materials

Applied Materials, Inc. (Nasdaq: AMAT) is the leader in materials engineering solutions used to produce virtually every new chip and advanced display in the world. Our expertise in modifying materials at atomic levels and on an industrial scale enables customers to transform possibilities into reality. At Applied Materials, our innovations make possible the technology shaping the future. Learn more at www.appliedmaterials.com.

Contact:
Ricky Gradwohl (editorial/media) 408.235.4676
Michael Sullivan (financial community) 408.986.7977

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Nine Months Ended
(In millions, except per share amounts)	July 26, 2020	July 28, 2019	July 26, 2020	July 28, 2019
Net sales	$4,395	$3,562	$12,514	$10,854
Cost of products sold	2,440	2,005	6,952	6,102
Gross profit	1,955	1,557	5,562	4,752
Operating expenses:
Research, development and engineering	572	515	1,674	1,539
Marketing and selling	130	128	395	392
General and administrative	145	112	411	335
Total operating expenses	847	755	2,480	2,266
Income from operations	1,108	802	3,082	2,486
Interest expense	61	58	181	178
Interest and other income (loss), net	(7)	38	22	121
Income before income taxes	1,040	782	2,923	2,429
Provision for income taxes	199	211	435	421
Net income	$841	$571	$2,488	$2,008
Earnings per share:
Basic	$0.92	$0.61	$2.71	$2.13
Diluted	$0.91	$0.61	$2.69	$2.11
Weighted average number of shares:
Basic	915	929	916	943
Diluted	922	937	924	950

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEETS

(In millions)	July 26, 2020	October 27, 2019
ASSETS
Current assets:
Cash and cash equivalents	$4,350	$3,129
Short-term investments	406	489
Accounts receivable, net	2,806	2,533
Inventories	3,952	3,474
Other current assets	734	581
Total current assets	12,248	10,206
Long-term investments	1,538	1,703
Property, plant and equipment, net	1,530	1,529
Goodwill	3,474	3,399
Purchased technology and other intangible assets, net	157	156
Deferred income taxes and other assets	2,224	2,031
Total assets	$21,171	$19,024
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	$—	$600
Accounts payable and accrued expenses	2,895	2,511
Contract liabilities	1,390	1,336
Total current liabilities	4,285	4,447
Long-term debt, net of current portion	5,447	4,713
Income taxes payable	1,237	1,275
Other liabilities	633	375
Total liabilities	11,602	10,810
Total stockholders’ equity	9,569	8,214
Total liabilities and stockholders’ equity	$21,171	$19,024

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(In millions)	Three Months Ended		Nine Months Ended
	July 26, 2020	July 28, 2019	July 26, 2020	July 28, 2019
Cash flows from operating activities:
Net income	$841	$571	$2,488	$2,008
Adjustments required to reconcile net income to cash provided by operating activities:
Depreciation and amortization	94	89	279	271
Share-based compensation	70	67	234	197
Deferred income taxes	79	8	98	57
Other	33	(10)	55	(19)
Net change in operating assets and liabilities	(250)	62	(665)	(93)
Cash provided by operating activities	867	787	2,489	2,421
Cash flows from investing activities:
Capital expenditures	(87)	(93)	(260)	(344)
Cash paid for acquisitions, net of cash acquired	(80)	(5)	(107)	(28)
Proceeds from sales and maturities of investments	353	479	1,388	1,385
Purchases of investments	(178)	(543)	(1,010)	(1,370)
Cash provided by (used in) investing activities	8	(162)	11	(357)
Cash flows from financing activities:
Debt borrowings, net of issuance costs	1,481	—	2,979	—
Debt repayments	(2,882)	—	(2,882)	—
Proceeds from common stock issuances	—	—	91	73
Common stock repurchases	(200)	(528)	(599)	(1,903)
Tax withholding payments for vested equity awards	(3)	(3)	(166)	(83)
Payments of dividends to stockholders	(202)	(196)	(587)	(577)
Cash used in financing activities	(1,806)	(727)	(1,164)	(2,490)
Increase (decrease) in cash, cash equivalents and restricted cash equivalents	(931)	(102)	1,336	(426)
Cash, cash equivalents and restricted cash equivalents—beginning of period	5,396	3,116	3,129	3,440
Cash, cash equivalents and restricted cash equivalents — end of period	$4,465	$3,014	$4,465	$3,014

Reconciliation of cash, cash equivalents, and restricted cash equivalents
Cash and cash equivalents	$4,350	$3,014	$4,350	$3,014
Restricted cash equivalents included in deferred income taxes and other assets	115	—	115	—
Total cash, cash equivalents, and restricted cash equivalents	$4,465	$3,014	$4,465	$3,014

Supplemental cash flow information:
Cash payments for income taxes	$238	$221	$519	$453
Cash refunds from income taxes	$—	$2	$5	$20
Cash payments for interest	$41	$33	$151	$143

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED SUPPLEMENTAL INFORMATION

Corporate and Other

(In millions)	Q3 FY2020	Q3 FY2019
Unallocated net sales	$20	$19
Unallocated cost of products sold and expenses	(156)	(63)
Share-based compensation	(70)	(67)
Total	$(206)	$(111)

Additional Information

	Q3 FY2020	Q3 FY2019
Net Sales by Geography (In millions)
United States	399	552
% of Total	9%	15%
Europe	196	162
% of Total	5%	5%
Japan	472	556
% of Total	11%	16%
Korea	1,051	445
% of Total	24%	12%
Taiwan	687	596
% of Total	16%	17%
Southeast Asia	120	134
% of Total	2%	4%
China	1,470	1,117
% of Total	33%	31%

Employees (In thousands)
Regular Full Time	23.6	21.6

Applied Materials, Inc.

 APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except percentages)	July 26, 2020	July 28, 2019	July 26, 2020	July 28, 2019
Non-GAAP Adjusted Gross Profit
Reported gross profit - GAAP basis	$1,955	$1,557	$5,562	$4,752
Certain items associated with acquisitions[1]	8	9	25	28
Certain incremental expenses related to COVID-19[5]	15	—	23	—
Non-GAAP adjusted gross profit	$1,978	$1,566	$5,610	$4,780
Non-GAAP adjusted gross margin	45.0%	44.0%	44.8%	44.0%
Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$1,108	$802	$3,082	$2,486
Certain items associated with acquisitions[1]	12	13	38	41
Acquisition integration and deal costs	20	5	54	12
Certain incremental expenses related to COVID-19[5]	20	—	30	—
Non-GAAP adjusted operating income	$1,160	$820	$3,204	$2,539
Non-GAAP adjusted operating margin	26.4%	23.0%	25.6%	23.4%
Non-GAAP Adjusted Net Income
Reported net income - GAAP basis	$841	$571	$2,488	$2,008
Certain items associated with acquisitions[1]	12	13	38	41
Acquisition integration and deal costs	20	5	54	12
Certain incremental expenses related to COVID-19[5]	20	—	30	—
Realized loss (gain) on strategic investments, net	(8)	1	(1)	(6)
Unrealized loss (gain) on strategic investments, net	(5)	(9)	(1)	(25)
Loss on early extinguishment of debt	33	—	33	—
Income tax effect of share-based compensation[2]	12	—	(13)	(4)
Income tax effect of changes in applicable U.S. tax laws[3]	—	—	—	(24)
Income tax effects related to intra-entity intangible asset transfers	67	115	104	56
Resolution of prior years’ income tax filings and other tax items	(1)	(1)	(5)	75
Income tax effect of non-GAAP adjustments[4]	(15)	(3)	(30)	(2)
Non-GAAP adjusted net income	$976	$692	$2,697	$2,131

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.

2	GAAP basis tax benefit related to share-based compensation is recognized ratably over the fiscal year on a non-GAAP basis.

3	Charges to income tax provision related to a one-time transition tax as a result of U.S. tax legislation.

4	Adjustment to provision for income taxes related to non-GAAP adjustments reflected in income before income taxes.

5	Temporary incremental employee compensation during the COVID-19 pandemic.

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except per share amounts)	July 26, 2020	July 28, 2019	July 26, 2020	July 28, 2019
Non-GAAP Adjusted Earnings Per Diluted Share
Reported earnings per diluted share - GAAP basis	$0.91	$0.61	$2.69	$2.11
Certain items associated with acquisitions	0.01	0.01	0.04	0.04
Acquisition integration and deal costs	0.02	0.01	0.05	0.01
Certain incremental expenses related to COVID-19	0.02	—	0.03	—
Loss on early extinguishment of debt	0.03	—	0.03	—
Realized loss (gain) on strategic investments, net	(0.01)	—	—	—
Unrealized loss (gain) on strategic investments, net	—	(0.01)	—	(0.03)
Income tax effect of share-based compensation	0.01	—	(0.02)	—
Income tax effect of changes in applicable U.S. tax laws	—	—	—	(0.03)
Income tax effects related to intra-entity intangible asset transfers	0.07	0.12	0.11	0.06
Resolution of prior years’ income tax filings and other tax items	—	—	(0.01)	0.08
Non-GAAP adjusted earnings per diluted share	$1.06	$0.74	$2.92	$2.24
Weighted average number of diluted shares	922	937	924	950

Applied Materials, Inc.

APPLIED MATERIALS, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED RESULTS

	Three Months Ended		Nine Months Ended
(In millions, except percentages)	July 26, 2020	July 28, 2019	July 26, 2020	July 28, 2019
Semiconductor Systems Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$958	$613	$2,655	$1,823
Certain items associated with acquisitions[1]	9	11	29	32
Acquisition integration costs	1	—	1	—
Certain incremental expenses related to COVID-19[2]	14	—	20	—
Non-GAAP adjusted operating income	$982	$624	$2,705	$1,855
Non-GAAP adjusted operating margin	33.7%	27.5%	32.6%	27.6%
AGS Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$273	$259	$807	$827
Certain incremental expenses related to COVID-19[2]	4	—	8	—
Non-GAAP adjusted operating income	$277	$259	$815	$827
Non-GAAP adjusted operating margin	26.8%	27.8%	26.7%	28.7%
Display and Adjacent Markets Non-GAAP Adjusted Operating Income
Reported operating income - GAAP basis	$83	$41	$196	$198
Certain items associated with acquisitions[1]	3	2	9	9
Acquisition integration costs	—	1	—	1
Certain incremental expenses related to COVID-19[2]	1	—	1	—
Non-GAAP adjusted operating income	$87	$44	$206	$208
Non-GAAP adjusted operating margin	20.5%	13.0%	18.4%	17.4%

1	These items are incremental charges attributable to completed acquisitions, consisting of amortization of purchased intangible assets.
2	Temporary incremental employee compensation during the COVID-19 pandemic.

Note: The reconciliation of GAAP and non-GAAP adjusted segment results above does not include certain revenues, costs of products sold and operating expenses that are reported within corporate and other and included in consolidated operating income.

Applied Materials, Inc.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ADJUSTED EFFECTIVE INCOME TAX RATE

Three Months Ended
(In millions, except percentages)	July 26, 2020

Provision for income taxes - GAAP basis (a)	$199
Income tax effect of share-based compensation	(12)
Income tax effects related to intra-entity intangible asset transfers	(67)
Resolutions of prior years’ income tax filings and other tax items	1
Income tax effect of non-GAAP adjustments	15
Non-GAAP adjusted provision for income taxes (b)	$136

Income before income taxes - GAAP basis (c)	$1,040
Certain items associated with acquisitions	12
Acquisition integration and deal costs	20
Certain incremental expenses related to COVID-19	20
Realized loss (gain) on strategic investments, net	(8)
Unrealized loss (gain) on strategic investments, net	(5)
Loss on early extinguishment of debt	33
Non-GAAP adjusted income before income taxes (d)	$1,112

Effective income tax rate - GAAP basis (a/c)	19.1%

Non-GAAP adjusted effective income tax rate (b/d)	12.2%